UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

December 14, 2017

Date of report (Date of earliest event reported)

Axsome Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37635	45-4241907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Broadway, 9th Floor
New York, New York	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 332-3241

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On December 14, 2017, Axsome Therapeutics, Inc. (the “Company”) issued a press release announcing that it had entered into a research collaboration with Duke University to evaluate AXS-05 in a Phase 2 clinical trial in smokers attempting to quit.    The planned study is a randomized, double-blind, controlled trial evaluating the impact of AXS-05 on smoking behavior, and will be conducted at the Duke Center for Smoking Cessation. Initiation of the trial is anticipated in the first quarter of 2018.

The full text of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press release dated December 14, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axsome Therapeutics, Inc.

Dated: December 14, 2017	By:	/s/ Herriot Tabuteau, M.D.
	Name:	Herriot Tabuteau, M.D.
	Title:	President and Chief Executive Officer

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